UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2018

Date of Report (Date of earliest event reported)

BODY AND MIND INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On November 28, 2018, Body and Mind Inc. (the “Company”) entered into a binding interim agreement (the “Agreement”) with Green Light District Holdings Inc. (“GLDH”), a private company incorporated under the laws of Delaware, and David Barakett (“Barakett”) whereby the Company agrees to acquire 100% of the issued and outstanding common shares of GLDH in connection with the issuance of convertible notes (the “Transaction”). GLDH holds a number of assets relating to the production and sale of cannabis as set out in Schedule A to the Agreement.

Pursuant to the Agreement, the Company has made an investment into GLDH by way of a US$5,200,000 senior secured convertible note (the “Note”) bearing interest at a rate of 20% per annum which the principal amount and all other monies which may from time to time be owing under the Note shall be repaid to the Company on November 28, 2020 unless converted by the Company in accordance with the Agreement. The Note is secured by a general security agreement (the “Security Agreement”) and a UCC-1 financing statement in all U.S. states where GLDH has assets.

Pursuant to a certain mediation term sheet dated November 15, 2018 (the “Settlement Agreement”) between Barakett and other shareholders of GLDH, Barakett will own at least 89.75% of the issued and outstanding GLDH common shares (the “Barakett Shares”). Barakett intends to acquire the remaining 10.25% of the issued and outstanding GLDH common shares prior to the closing of the Transaction, and in such event, such GLDH common shares shall be included within the Barakett Shares.

The principal amount of the Note and accrued interest shall at the sole discretion of the Company be convertible into the Barakett Shares, resulting in the Company acquiring 100% of the Barakett Shares, and any additional GLDH common shares acquired by Barakett.

Pursuant to the Agreement, Barakett has provided a personal guarantee to the Company for the Note.

Upon execution of the Agreement, the Company advanced funds to GLDH (the “AP Advance”) pursuant to an additional loan to cover GLDH’s payables, which is estimated at US$300,000 which shall be repaid to the Company from the dividend that GLDH believes it is entitled to receive and the loan repayment that Barakett is entitled to receive from ShowGrow Las Vegas in an aggregate amount of not less than US$1,300,000 (collectively, the “Dividend”). Barakett will be limited to receiving US$150,000 upon receipt of the Dividend and will be entitled to the remaining balance of the Dividend after:

1.	applicable taxes pertaining to the Dividend have been withheld by GLDH;
2.	the AP Advance is repaid in full;
3.	the audit of GLDH is complete;
4.	half of the professional fees and audit costs of the GLDH restructuring is deducted; and
5.	any costs beyond the AP Advance, not disclosed at closing, are paid in full.

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In accordance with the Agreement, Trip Hoffman, the Chief Operating Officer of the Company, will be appointed to an executive position at GLDH and will be signatory on all payments made from GLDH.

The proceeds of the Note will only be used by GLDH as follows, unless otherwise agreed to by the Company:

1.	US$3,400,000 will be used to satisfy the “Note Payoff Amount” as referenced in the Settlement Agreement;
2.	US$450,000 will be used to terminate the “ongoing Warrant rights in GLDH”, as defined in the Settlement Agreement, currently held by Guapo Capital Group LLC;
3.	US$1,300,000 will be used to purchase all the rights and interests in the “Pollo location” as defined in the Settlement Agreement from SJK Services LLC; and
4.	US$50,000 will be applied to working capital of GLDH.

As further consideration for the Transaction, the Company shall issue to Barakett, common shares of the Company (the “Earn Out Shares”) based on the Canadian Securities Exchange listed 5 day VWAP of the common shares of the Company and at the USD/CAD exchange rate at the close of market on November 27, 2018. Barakett will be eligible to receive Earn Out Shares for a period of 12 months, or 365 days from the opening of the San Diego dispensary. The common shares of the Company had a 5 day VWAP of CAD$0.7439 at a USD/CAD exchange rate of 1.3296. The Company agrees to issue up to a maximum consideration of US$6,297,580 or CAD$8,373,263, payable in common shares, to a maximum of 11,255,899 common shares. The Earn Out Shares will be issued on the following basis:

1.	upon GLDH obtaining all of (i) the Long Beach Recreational License; (ii) the San Diego Medical License; (iii) the San Diego Recreational License; and (iv) the San Diego State License (“Milestone I”), the issuance of Earn Out Shares to Barakett totalling 5,627,950 shares (50% of the total Earn Out Shares);
2.	upon GLDH achieving total attributable revenues of at least US$3,300,000 over a period of three consecutive months from each of the Long Beach dispensary, the San Diego dispensary and Las Vegas ShowGrow (“Milestone II”), the issuance of Earn Out Shares to Barakett totalling 4,502,360 (40% of the total Earn Out Shares); and
3.	prior to the completion of Milestone I and Milestone II, and upon completion of a certain audit of GLDH showing no taxes outstanding or any unknown material liabilities for GLDH, the issuance of Earn Out Shares to Barakett totalling 1,125,589 shares (10% of the total Earn Out Shares).

At the closing of the Transaction, the Company agrees to enter into an employment agreement with Barakett, with the terms of such employment agreement to be negotiated by the parties acting reasonably.

In connection with the Transaction, and after receiving satisfactory audit results, but in no event later than twelve (12) weeks following the closing of the Transaction, Barakett will be entitled to nominate one person to occupy a seat on the Company’s board of directors.

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The obligations of the parties to complete the transactions contemplated by the Agreement are subject to the fulfillment, on or before closing of each of the following conditions precedent, each of which may only be waived with the mutual consent of the parties:

1.	no applicable law shall be in effect that makes the consummation of the transactions contemplated by the Agreement illegal or otherwise prohibited or enjoins the parties thereto from consummating the Agreement, and the transactions contemplated therein;
2.	the Settlement Agreement being in good standing, in full force and effect and enforceable by Barakett in accordance with its terms in all material respects;
3.	all required third party consents and regulatory approvals shall have been obtained and remain in force at the time of closing; and
4.	Barakett agrees to act in good faith and provide reasonable efforts to remedy events that arise through his own fault.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the form of Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by the form of Security Agreement which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Australis Loan

In order for the Company to fund the Transaction with GLDH, on November 28, 2018, the Company entered into a loan agreement (the “Loan Agreement”) with Australis Capital Inc. (“Australis”), whereby Australis provided the Company a two-year US$4,000,000 loan (the “Australis Loan”) by way of a senior secured note bearing interest at a rate of 15% per annum, calculated and payable on a semi-annual basis in arrears unless the Company elects to accrue the interest by adding it to the principal amount of the Australis Loan. The Company will have the right to prepay the Australis Loan at any time, in any amount, unless it is within the first year in which case the Company will be required to pay a 5% prepayment penalty on the amount repaid. Pursuant to the Loan Agreement, the Company issued a promissory note (the “Promissory Note”) to Australis in the form attached to the Loan Agreement as Schedule A. The Australis Loan is secured by a general security agreement (the “General Security Agreement”) in favor of Australis. In connection with the Australis Loan, the Company paid a finance fee to Australis in the amount of 1,105,083 common shares of the Company (the “Finance Fee Shares”) at a deemed price of CAD$0.72 per common share.

In addition, Australis has agreed to exercise US$1.2 million in common share purchase warrants (the “Warrants”) of the Company out of the 16,000,000 Warrants Australis already holds at and exercise price of CAD$0.50 per common share (each, a “Warrant Share”), which will equate to approximately 3.2 million Warrant Shares depending on the USD/CAD exchange rate when exercised. Australis exercised such Warrants on November 30, 2018.

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As a result of the Transaction with GLDH, and the potential dilution associated with the Earn Out Shares to be issued to Barakett, who is entitled to receive common shares of the Company subject to meeting certain performance milestones, the Company will as additional consideration for the Australis Loan issue to Australis 0.4337 common share purchase warrants (the “Loan Warrants”) for each Earn Out Share issued by the Company having an exercise price equal to the Earn Out Shares, or otherwise at the lowest price permitted under the policies of the Canadian Securities Exchange and having an expiry date of two years from the date of issuance. The Loan Warrants will be in the form of the warrant certificate attached as Schedule “B” to the Loan Agreement.

Pursuant to the Loan Agreement, the Company also agreed to increase the monthly services fee under the Commercial Advisory Agreement between the Company and Australis Capital (Nevada) Inc., as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2018 from US$10,000 per month to US$16,500 per month for 5 years unless Australis no longer holds 10% or more of the outstanding common shares of the Company, in which case the Commercial Advisory Agreement terminates.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by the form of Loan Agreement which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

The foregoing description of the General Security Agreement does not purport to be complete and is qualified in its entirety by the form of General Security Agreement which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

In connection with the Agreement with GLDH and the Loan Agreement with Australis, Canaccord Genuity Corp. acted as financial advisor to the Company in connection with the Transaction.

SECTION 2 – FINANCIAL INFORAMTION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Loan Agreement in relation to the Promissory Note is incorporated by reference into this Item 2.03.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

In connection with the obligation of the Company to issue the Earn Out Shares in the future to Barakett upon certain milestones being reached as described in Item 1.01 of this Current Report on Form 8-K at a price of CAD$0.7439 per Earn Out Share, the Company intends to rely upon the exemption from registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to such issuances.

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In connection with the issuance of the Finance Fee Shares and the future issuance of the Loan Warrants to Australis pursuant to the Loan Agreement as described in Item 1.01 of this Current Report on Form 8-K, the Company relied on the exemption from registration under the U.S. Securities Act provided by Rule 903 of Regulation S with respect to such issuances.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Agreement with GLDH and Barakett as well as the Loan Agreement with Australis is incorporated by reference into this Item 3.02.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 4, 2018, the Company issued a news release announcing today that is has renewed the successful license agreement with G Pen, a company that is at the forefront of engineering the most advanced, user-friendly portable vaporizers in the world. A report by Arcview Market Research and BDS Analytics detailed by Forbes outlined that consumer spending on cannabis concentrates in the United States has increased 49 % in the last year and is projected to reach almost $ 3 Billion USD in the United States in 2018.

The Company will be one of only two companies supplying the G Pen Gio cartridges in the state of Nevada and the term of the license agreement is one year. The Company intends to capitalize on the market by incorporating Body and Mind's recognized flavours into the cartridges.

A copy of the December 4, 2018 news release is attached as Exhibit 99.2 hereto.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On November 29, 2018, the Company issued a news release announcing an investment by the Company into GLDH pursuant to the Agreement between the Company, GLDH and Barakett as well as the Loan Agreement between the Company and Australis all as disclosed above in Section 1.01.

A copy of the November 29, 2018 news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description

10.1	Letter Agreement between Body and Mind Inc., Green Light District Holdings Inc. and David Barakett, dated November 28, 2018

10.2	Security Agreement between Green Light District Holdings Inc. and Body and Mind Inc., dated November 28, 2018

10.3	Loan Agreement between Body and Mind Inc. and Australis Capital Inc., dated November 28, 2018

10.4	General Security Agreement between Body and Mind Inc. and Australis Capital Inc., dated November 28, 2018

99.1	News Release dated November 29, 2018.

99.2	News Release dated December 4, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 4, 2018	By:	/s/ Darren Tindale
Darren Tindale Chief Financial Officer

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